UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2003

                              INTERMOST CORPORATION
               (Exact name of Registrant as specified in charter)


Wyoming                             0-30430                   87-0418721
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                        Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 011-86-755-8221-0238



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This Form 8-K and other reports filed by the  Registrant  from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 4.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On May 29, 2003 the Registrant's wholly-owned subsidiary, IMOT Information Technology (Shenzhen) Ltd. ("IMOT Technology"), received approval from the government of Shenzhen, China to its proposed acquisition of 51% of the issued and outstanding shares of Shanghai Newray Photographic Equipment Co., Ltd. ("Shanghai Newray") from Shanghai Newray Business Development Co., Ltd. ("Shanghai Newray Business"), the owner of 75.5% of the issued and outstanding capital stock of Shanghai Newray. Approval of the government of Shenzhen, China was required to complete the acquisition, which was memorialized by a Shareholding Transfer Agreement entered into on May 23, 2003 between IMOT Technology and Shanghai Newray Business.

                  The  consideration  for  the  transaction  was  reached  after negotiation by the parties, none of whom is related. Pursuant to the Shareholding Transfer Agreement, IMOT Technology paid Shanghai Newray Business Rmb200,000 (approximately US$24,000) in cash to reimburse Shanghai Newray Business for certain expenses related to the acquisition and agreed to transfer to Shanghai Newray Business 4,000,000 shares of the Registrant's restricted common stock. On May 29, 2003, the Registrant's common stock had a per share value of approximately US$0.13. The cash used to reimburse Shanghai Newray Business for its expenses was paid with the Registrant's funds.

                  Shanghai Newray is a photo processing chain with approximately
200  locations   throughout   Shanghai  China.  The  Registrant,   through  IMOT
Technology, intends to continue and expand these operations.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  10.      Shareholding Transfer Agreement
                  99.1     Financial Statements of Shanghai Newray Photographic
                                Equipment Co. Ltd.
                  99.2     Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOST CORPORATION


/s/ Andy Lin
--------------------------------------
Andy Lin,
President
Dated:  June 9, 2003